New Leadership New Focus New Strategy Newpark Howard Weil Energy Conference April 4, 2007 Newpark Resources, Inc. Paul Howes, President and CEO

Company Profile Specialized provider of: Fluids Systems and Engineering Mat and Integrated Services Environmental Services* Customers: Oil and Gas Industry Key markets: North America North Africa Recent entry into South America * Environmental Services to be divested

Mission & Vision New leadership, new focus, new strategy Achieve best-in-class competitive positioning and performance in each business line Position for long-term growth through more disciplined approach to strategic investments Build a strong reputation with investors by delivering consistent performance to realize the inherent value of services

New Leadership Paul Howes, President & CEO Jim Braun, VP & CFO Mark Airola, GC & Admin Officer Bruce Smith, President Fluids Systems and Engineering Tom Eisenman, President Excalibar Minerals LLC Sean Mikaelian, President Mat & Integrated Services Sammy Cooper, President Environmental Services

New Focus New leadership brought in with industry experience Spent majority of 2006 cleaning house Exited poor return businesses Worked with Board to develop strategic growth plan New strategy rolled out in March 2007 based on the principles of: Growth Focus Discipline

New Strategy Grow Fluids Systems and Engineering Organically / Acquisitions / Domestically / Internationally Expand scope and geographic position in Mat and Integrated Services Reorganized from 5 units to 1 unit; 15% headcount reduction Leverage relationships with existing customers Exit Environmental Services No longer fits long term corporate goals Exploring strategic alternatives, including potential sale

Newpark Resources INCORPORATED

New Strategy Rationale – Fluids

- Core business line – 80% of revenues
- Technologically advanced & unique fluid systems
  - DeepDrill, FlexDrill, DeepDrill II and family of specialized water-based products, has performance applications for off-shore deepwater and shelf, as well as land based drilling
- Opportunity to grow market share in a growing market
  - Newpark is ranked 4th in both domestic & global drilling fluids
    - 12% domestic market share[1]
    - 7% global market share[2]
- Organic and acquisition growth
  - Continued penetration of large integrated oil companies and NOC's
  - Continued investments in technology
  - Targeted acquisitions

[1] Source: Company estimate

[2] Source: Spear & Associates, Inc.

NYSE: NR

7

New Strategy Rationale - Fluids Strong Revenue Growth 31% CAGR

New Strategy Rationale - Fluids Strong Margin Growth

Serves major North America basins Approximately 16% share of markets serviced in North America1 Substantial service facilities network Growing share vis-a-vis other players Well-positioned to expand into new customers and basins Scope of Operations North America Stronghold Offices Barite Mills Offshore Docks 1 Source: Company estimate

Initial international market entry through acquisition of Ava, S.p.A. (Italy) Current key markets Mediterranean North Africa Eastern Europe Plans for market expansion Brazil Scope of Operations Expanding Internationally

Quality processor and supplier of industrial minerals Barite, Barytes Calcium Carbonate Alumina Trihydrate (ATH) Applications Oilfield Industrial Integral to Fluids Systems and Engineering Scope of Operations Excalibar Minerals LLC

New Strategy Rationale - Mats Leverage relationship with existing customers Advantage of often being first service provider "on site" Expand product and service offerings in the well site preparation market Expansion and diversification Growth opportunities beyond current Gulf Coast region Maximize rental versus sales mix

New Strategy Rationale - Mats New Strategy Rationale - Mats 10% CAGR

New Strategy Rationale - Mats Aiming to Expand Margins

Exit Strategy Rationale - Environmental Seek greater strategic focus Rationalize business mix that offers greatest long term growth Deploy capital with greater returns

Investment Considerations New Leadership Building management team with industry experience New Focus Greater discipline Focusing on improving profitability, returns and free cash flow New Strategy Growing Fluids organically and through acquisitions Growing Mats through additional products, services and geography Driving results to maximize shareholder value

New Leadership New Focus New Strategy Newpark Thank you for your interest!

New Leadership New Focus New Strategy Newpark Appendix

Financials Financials

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Paul L. Howes, President & CEO: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. James E. Braun, VP & CFO: Jim joined Newpark in October 2006 as its Vice President and Chief Financial Officer. Before joining Newpark, since 2002, Mr. Braun was Vice President, Finance, of Baker Oil Tools, one of the largest divisions of Baker Hughes Incorporated, a leading provider of drilling, formation evaluation, completion and production products and services to the worldwide oil and gas industry. From 1998 until 2002, Mr. Braun was Vice President, Finance and Administration, of Baker Petrolite, the oilfield specialty chemical business division of Baker Hughes Incorporated. Previously, he served as Vice President and Controller of Baker Hughes Incorporated, and he was with Deloitte & Touche prior to joining Baker Hughes Incorporated. Mark J. Airola, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola has practiced law for 22 years, primarily with large, publicly traded companies. Most recently, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation. Management Biographies

Bruce C. Smith, President Fluids Systems and Engineering: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit. Sean D. Mikaelian, President Mat and Integrated Services: Sean joined Newpark in May 2006 as President of its subsidiary Soloco, LLC. Prior to joining Newpark, since 2003 he managed the $225 million packaging division of Flint Group (formerly Flint Ink Corporation), a worldwide supplier to the printing, converting and colorant industries, as Vice President and General Manager. From 2000 to 2003, Mr. Mikaelian was Vice President of National Accounts of the packaging division. Samuel L. Cooper, President Environmental Services: Sammy joined Newpark in August 2005 as Vice President-Sales and in November 2005 became President of its subsidiary, Newpark Environmental Management Company, LLC. Prior to joining Newpark, from February 2002 to July 2005, he was at USFilter, a Siemens business that recovers, recycles and reuses lubricants and fluids, where he served as Southeast Regional Business Unit Manager then as Director of Operations of the Hydrocarbon Recovery group. From August 1998 through October 2001, he served as Senior Vice President and then as Regional Vice President of U.S. Liquids Inc., a provider of liquid waste management services. Thomas E. Eisenman, President Excalibar Minerals LLC: Tom joined Newpark in August 1997 as President of Excalibar Minerals LLC, when Newpark purchased Excalibar Minerals Inc., an industrial minerals processing and marketing company founded by Mr. Eisenman in 1990. Prior to starting Excalibar Minerals he had served as Vice-President of Minerals at Milpark Drilling Fluids Inc., a division of Baker Hughes Inc. from 1986 thru 1990 and President of Eisenman Chemical Co. a wholesale chemical supplier with $65 million in annual sales to the drilling service industry from 1979 thru 1986. Management Biographies

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward- looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this presentation and in documents filed with the Securities and Exchange Commission by Newpark, particularly to its Form 10-K for the year ended December 31, 2006, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to, the results of several class action and derivative lawsuits against Newpark and certain of our current and former directors and former officers; the results of the internal investigation into accounting matters by Newpark's Audit Committee; changes in the laws, regulations, policies and economic conditions, including inflation, interest and foreign currency exchange rates, of countries in which Newpark does business; competitive pressures; successful integration of structural changes, including restructuring plans, acquisitions, divestitures and alliances; cost of raw materials, research and development of new products, including regulatory approval and market acceptance; and seasonality of sales of Newpark products. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com.